UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Horizon Space Acquisition II Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Horizon Space Acquisition II Corp.

1412 Broadway, 21st Floor, Suite 21V

New York, NY 10018

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 13, 2026

TO THE SHAREHOLDERS OF HORIZON SPACE ACQUISITION II CORP.:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Horizon Space Acquisition II Corp. (the “Company,” “HSPT,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 9:00 a.m. Eastern Time, on February 13, 2026. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of the Company, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024 (the “IPO”), by February 18, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027 (the “New Monthly Extension”), without the need for any further approval of the Company’s shareholders (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement; and

2.

Proposal No. 2 – Trust Amendment Proposal– A proposal by special resolution, an amendment of the Investment Management Trust Agreement, dated November 14, 2024 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”).

3.

Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

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If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until February 18, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for the New Monthly Extensions for up to twelve times, up to February 18, 2027 (the “Extended Termination Date”), by depositing the New Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each New Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Extension Fee”). The first New Extension Fee after the approval of the MAA Amendment Proposal must be made by February 18, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by 18th of each succeeding month until February 18, 2027.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow HSPT to have more time and flexibility to complete its initial business combination.

On May 9, 2025, HSPT entered into the Business Combination Agreement (the “Business Combination Agreement”) with SL Science Holding Limited, a Cayman Islands exempted company limited by shares (“PubCo”), HSPT, CW Mega Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub I”), WW Century Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub II”), and SL BIO Ltd., a Cayman Islands exempted company limited by shares (“SL Bio”), pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination” or “SL Bio Transactions”). Upon the consummation of the Business Combination, each of HSPT and SL Bio will become a subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of par value of $0.00001 each of PubCo (“PubCo Ordinary Shares”). The closing date of each of the First Merger and the Second Merger is hereinafter referred to as the “First Closing Date” and the “Second Closing Date” respectively.

The SL Bio Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting scheduled to be held on February 12, 2026 (the “Business Combination Meeting”). PubCo, SL Bio, together with the Company, have filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus on Form F-4 (as amended and supplemented, the “Business Combination Proxy Statement”) in connection with the proposed SL Bio Transactions, which was declared effective on January 13, 2026. Pursuant to the Company’s Current MAA, the Company currently has until February 18, 2026 (or up to May 18, 2026, if fully extended) to complete the SL Bio Transactions. The consummation of the SL Bio Transactions is subject to the satisfaction or waiver of the closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of PubCo by The Nasdaq Stock Market LLC (“Nasdaq”). The board of directors of the Company (the “Board”) is not certain whether there will be sufficient time before February 18, 2026 for the Company to complete the SL Bio Transactions and has determined that it is in the interests of our shareholders to approve the Extension Proposals in order to adopt the MAA Amendment and the Trust Agreement. Assuming that the MAA Amendment Proposal and the Trust Amendment Proposal are so approved and the Current MAA and the Trust Agreement are amended, the Company will have to consummate the SL Bio Transactions or an alternative initial business combination before the Extended Termination Date.

Notwithstanding the foregoing, if (i) the MAA Amendment Proposal is not approved or implemented, and (ii) the SL Bio Transactions are not completed on or before February 18, 2026 (or up to May18, 2026, if extended), the Company may: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

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The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Board has fixed the close of business on December 29, 2025 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

In connection with the Extension Proposals, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (an “Extension Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The deadline to make an Extension Redemption Election is 5:00 p.m. Eastern Time on February 11, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting) (the “Extension Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares  and rights, or if a holder holds units registered in its own name, the holder must contact VStock Transfer, LLC (in its capacity as the Company’ transfer agent, the “transfer agent”) directly and instruct it to do so.

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Withdrawal Deadline”). If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the Current MAA. For the duration of such postponement, to the extent a public shareholder has made the Extension Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. There will be no redemption rights or liquidating distributions with respect to the rights included in the units sold in the IPO (the “Public Units”). The rights will expire worthless in the event that the Company winds up. Each Public Unit consists of one ordinary share (the “Ordinary Shares”), and one Right to receive one-tenth of one Ordinary Share.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE MAA AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE MAA AMENDMENT PROPOSAL.

If you previously elected to redeem your public shares in connection with the Business Combination Meeting (the “Business Combination Redemption Election”) and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposals are implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than the Extension Redemption Deadline for this Extraordinary Meeting. However, there is no assurance that we will hold the Extraordinary Meeting and implement the Extension Proposals. If we do not hold the Extraordinary Meeting and do not implement the Extension Proposals, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with this Extraordinary Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with this Extraordinary Meeting (and you did not previously submit such public shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold this Extraordinary Meeting and do not implement the Extension Proposals.

For further details about the interactions between the Business Combination Redemption Election and the Extension Redemption Election, see the section titled “Questions And Answers About The Extraordinary Meeting — What should I do in connection with my redemption request relating to the Business Combination Meeting scheduled to be held on February 12, 2026?” of this proxy statement.

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If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination,  or if the Company has not completed a business combination within the timeline that the Company has to complete an initial business combination (the “Prescribed Timeline”).

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of December 29, 2025, the Record Date, this would amount to approximately $10.53 per public share. The closing price of the public shares on Nasdaq on December 29, 2025, the Record Date, was $10.55. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the MAA Amendment Proposal, the Company’s shareholders should be aware that if the MAA Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete the SL Bio Transactions or an alternative business combination, in addition to the payment of extension fees.

Approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

You are not being asked to vote on the Company’s Business Combination at this time. Instead, as disclosed by the Company in the Business Combination Proxy Statement, you are asked to vote on the SL Bio Transactions at the Business Combination Meeting scheduled to be held on February 12, 2026. For more information in connection with your voting and redemption rights relating to the Business Combination Meeting, please refer to the Business Combination Proxy Statement.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination,  or if the Company has not completed a business combination within the Prescribed Timeline.

After careful consideration of all relevant factors, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the MAA Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal.

5

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 11, 2026 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING), THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE A REDEMPTION WITHDRAWAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Enclosed is the proxy statement containing detailed information concerning the Extraordinary Meeting, the MAA Amendment Proposal, the Trust Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal, the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

This Notice of Extraordinary Meeting and the accompanying proxy statement are dated February 3, 2026 and are first being mailed to shareholders on or about February 3, 2026.

By Order of the Board of Directors,	/s/ Mingyu (Michael) Li
Mingyu (Michael) Li
Chairman of the Board of Directors

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PROXY STATEMENT — DATED February 3, 2026

Horizon Space Acquisition II Corp.

1412 Broadway, 21st Floor, Suite 21V

New York, NY 10018

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 13, 2026

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Horizon Space Acquisition II Corp. (the “Company,” “HSPT,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 9:00 a.m. Eastern Time, on February 13, 2026. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of HSPT, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024 (the “IPO”), by February 18, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027 (the “New Monthly Extension”), without the need for any further approval of the Company’s shareholders (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal by special resolution, an amendment of the Investment Management Trust Agreement, dated November 14, 2024 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”); and

3.

Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the other Proposals.

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If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until February 18, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for the New Monthly Extensions for up to twelve times, up to February 18, 2027, by depositing the New Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each New Monthly Extension, the Sponsor and/or its designee will deposit per month the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Extension Fee”) (the “New Extension Fee”). The first New Extension Fee after the approval of the MAA Amendment Proposal must be made by February 18, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by 18th of each succeeding month until February 18, 2027.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement.

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow HSPT to have more time and flexibility to complete its initial business combination.

On May 9, 2025, HSPT entered into the Business Combination Agreement (the “Business Combination Agreement”) with SL Science Holding Limited, a Cayman Islands exempted company limited by shares (“PubCo”), HSPT, CW Mega Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub I”), WW Century Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub II”), and SL BIO Ltd., a Cayman Islands exempted company limited by shares (“SL Bio”), pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination” or “SL Bio Transactions”). Upon the consummation of the Business Combination, each of HSPT and SL Bio will become a subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of par value of $0.00001 each of PubCo (“PubCo Ordinary Shares”). The closing date of each of the First Merger and the Second Merger is hereinafter referred to as the “First Closing Date” and the “Second Closing Date” respectively.

The SL Bio Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting scheduled to be held on February 12, 2026. PubCo, SL Bio, together with the Company, has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus on Form F-4 (as amended and supplemented, the “Business Combination Proxy Statement”) in connection with the proposed SL Bio Transactions, which was declared effective on January 13, 2026. Pursuant to the Company’s Current MAA, the Company currently has until February 18, 2026 (or up to May 18, 2026, if fully extended) to complete the SL Bio Transactions.

In connection with the Extension Proposals, a holder (“public shareholder”) of HSPT’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), may elect to redeem the public shareholder’s Ordinary Shares issued in the IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares, regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election (as defined below), or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination,  or if the Company has not completed a business combination within the timeline that the Company has to complete an initial business combination (the “Prescribed Timeline”).

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The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment.

In connection with the Extension Proposals, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (an “Extension Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The deadline to make an Extension Redemption Election is 5:00 p.m. Eastern Time on February 11, 2026 (two business days prior to the Extraordinary Meeting) (the “Extension Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and rights, or if a holder holds units registered in its own name, the holder must contact VStock Transfer, LLC (in its capacity as HSPT’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Withdrawal Deadline”). If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Extension Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

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The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. There will be no redemption rights or liquidating distributions with respect to the rights included in the units sold in the IPO (the “Public Units”). The rights will expire worthless in the event that the Company winds up. Each Public unit consists of one ordinary share (the “Ordinary Shares”) and one Right to receive one-tenth of one Ordinary Share.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE MAA AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE MAA AMENDMENT PROPOSAL.

If you previously elected to redeem your public shares in connection with the Business Combination Meeting (the “Business Combination Redemption Election”) and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposals are implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than the Extension Redemption Deadline for this Extraordinary Meeting. However, there is no assurance that we will hold the Extraordinary Meeting and implement the Extension Proposals. If we do not hold the Extraordinary Meeting and do not implement the Extension Proposals, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with this Extraordinary Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with this Extraordinary Meeting (and you did not previously submit such public shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold this Extraordinary Meeting and do not implement the Extension Proposals.

For further details about the interactions between the Business Combination Redemption Election and the Extension Redemption Election, see the section titled “Questions And Answers About The Extraordinary Meeting — What should I do in connection with my redemption request relating to the Business Combination Meeting scheduled to be held on February 12, 2026?” of this proxy statement.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination,  or if the Company has not completed a business combination within the timeline that the Company has to complete an initial business combination (the “Prescribed Timeline”).

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of December 29, 2025, the Record Date, this would amount to approximately $10.53 per public share. The closing price of the public shares on Nasdaq on December 29, 2025, the Record Date, was $10.55. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Extension Proposals, the Company’s shareholders should be aware that if the Extension Proposals are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the SL Bio Transactions or an alternative business combination, in addition to the payment of extension fees.

Approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Only record holders of the Company’s Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of the Record Date, there were 9,080,000 issued and outstanding Ordinary Shares of HSPT, including 6,900,000 public shares included in the units issued in the IPO. The holders of the Company’s rights do not have voting rights in connection with the MAA Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

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Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward- looking statements. These risks and uncertainties include, but are not limited to:

•	our ability to obtain approval for the Extension Proposals and, if presented, the Adjournment Proposal;
•	our ability to complete the initial business combination;
•	the amount of redemptions by our public shareholders;
•	the market price and liquidity of our public securities;
•	the per-share redemption price ; or
•	the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the IPO Prospectus, the Business Combination Proxy Statement, and the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, this proxy statement and other reports filed by HSPT with the SEC. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

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Questions And Answers About The Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary Meeting and the proposals to be presented at the Extraordinary Meeting. The following questions and answers do not include all the information that is important to HSPT shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary Meeting and the voting procedures for the Extraordinary Meeting, which will be held at 9:00 a.m., on February 13, 2026, Eastern Time. The Extraordinary Meeting will be held at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	Why am I receiving this proxy statement?

The Company’s Current MAA (as defined below) and the Trust Agreement (as defined below) provide that the Company must complete its initial business combination within 12 months from the closing of this IPO, provided however that the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time (for a total of up to May 18, 2026 to complete a business combination) (the “Current Extensions”), provided that the Sponsor or its designee must deposit into the Trust Account for each three-month extension, $690,000 (the “Current Extension Fee”), up to an aggregate of $1,380,000, on or prior to the date of the applicable deadline. As of the date of this proxy statement, the Company currently has until February 18, 2026 to complete its business combination, and a total of $690,000 of the Extension Fees had been deposited into the Trust Account. In the event that the Company does not consummate its initial business combination before February 18, 2026 (or up to May 18, 2026, if extended), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Current MAA provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

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The consummation of the SL Bio Transactions is subject to the satisfaction or waiver of the closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of PubCo by The Nasdaq Stock Market LLC (“Nasdaq”). The board of directors of the Company (the “Board”) is not certain whether there will be sufficient time before February 18, 2026 for the Company to complete the SL Bio Transactions. Given the Company’s expenditure of time, effort and money on identifying the target business and completing the SL Bio Transactions, and in order to best use the working capital available to the Company, the Board has determined that it is in the interests of our shareholders to approve the Extension Proposals in order to adopt the MAA Amendment and the Trust Agreement, pursuant to which, once approved, the Company will have until February 18, 2026 to consummate its initial business combination, and the Company may extend the Prescribed Timeline up to twelve times, each by an additional month (for a total up to twelve months to February 18, 2027), by depositing the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account.

Therefore, the Board is submitting the MAA Amendment Proposal and the Trust Amendment Proposal described in this proxy statement for the shareholders to vote upon.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary Meeting?

A:	You are being asked to vote on each of the MAA Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024 (the “IPO”), by February 18, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027 (the “New Monthly Extension”), without the need for any further approval of the Company’s shareholders (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement; and

2.

Proposal No. 2 – Trust Amendment Proposal– A proposal to approve by special resolution, an amendment of the Investment Management Trust Agreement, dated November 14, 2024 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”); and

3.

Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the  other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the other Proposals.

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Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal,” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively.

After careful consideration, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections of this proxy statement titled “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	What are the purposes of the proposals?

A:	The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

On May 9, 2025, HSPT entered into the Business Combination Agreement with PubCo, Merger Sub I, Merger Sub II and SL Bio, pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo, and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo. Upon the consummation of the Business Combination, each of HSPT and SL Bio will become a subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of par value of $0.00001 each of PubCo.

The SL Bio Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting scheduled to be held on February 12, 2026. PubCo, SL Bio, together with the Company, has filed with the SEC the Business Combination Proxy Statement in connection with the proposed SL Bio Transactions, which was declared effective on January 13, 2026.

The consummation of the SL Bio Transactions is subject to the satisfaction or waiver of the closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of PubCo by Nasdaq. The Board is not certain whether there will be sufficient time before February 18, 2026 for the Company to complete the SL Bio Transactions . Given the Company’s expenditure of time, effort and money on identifying the target business and completing the SL Bio Transactions, and in order to best use the working capital available to the Company, the Board has determined that it is in the interests of our shareholders to approve the Extension Proposals in order to adopt the MAA Amendment and the Trust Agreement and, assuming that the MAA Amendment Proposal and the Trust Amendment Proposal are so approved and the Current MAA and the Trust Agreement are amended, the Company will have to consummate the SL Bio Transactions or an alternative initial business combination before the Extended Termination Date.

Notwithstanding the foregoing, if (i) the MAA Amendment Proposal is not approved or implemented, and (ii) the SL Bio Transactions are not completed on or before February 18, 2026 (or up to May18, 2026, if extended), the Company may: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

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The Trust Agreement currently provides that Wilmington Trust, National Association (“Wilmington”) shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within Prescribed Timeline specified in the Current MAA, and, the Company’s insiders and/or their designees may make deposit of $690,000 into the Trust Account for each Current Extension, up to two times, as applicable. If the Trust Amendment Proposal is approved, Wilmington shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination by February 18, 2026, or up to February 18, 2027, if extended by depositing per month the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account.

For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment.

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Q:	Why should I vote “FOR” the MAA Amendment Proposal and the Trust Amendment Proposal?

A:

The approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination month by month by depositing New Extension Fee. Each of the Extension Proposals is cross-conditioned on the approval of the other. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the MAA Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete the initial business combination.

After careful consideration of all relevant factors, the Board believes that the MAA Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively.

Q:	What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposals are approved?

A:

If the Extension Proposals are approved, based on the balance of the Trust Account as of the Record Date, assuming the Company is going to consummate a business combination or liquidate if not able to complete a business combination within the Prescribed Timeline after effectuating twelve New Monthly Extensions in full and before February 18, 2027, it is estimated that public shareholders will receive approximately $10.62 per public shares, based on the estimated amount in the Trust Account of approximately $73,295,725.56 without giving effect to any redemptions of public shareholders in connection with this Extraordinary Meeting or any in the further as applicable and the interest earned on the funds held in the Trust Account and the amount that may be released to us to pay the Company’s taxes (less up to $50,000 of interest to pay dissolution expenses).

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the Board postpone the Extraordinary Meeting?

A:

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the Current MAA. For the duration of such postponement, to the extent a public shareholder has made the Extension Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

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The Company requests that public shareholders (i) indicate their intention to make a redemption withdrawal and (ii) make the redemption withdrawal.

Notwithstanding shareholder approval of the Extension Proposals or the number of Extension Redemption Elections (taking into account any redemption withdrawal) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 21.9 of the Current MAA.

Q:	What constitutes a quorum?

A:

A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least one-third of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our Public Units and Private Units, are represented in person (including virtually) or by proxy at the Extraordinary Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. The shares of the Sponsor, the officers and directors of the Company (the “Insiders”), who own approximately 21.35% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary Meeting to commence, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the Proposals presented at the Extraordinary Meeting?

A:

Approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:	How do the Company Insiders intend to vote their shares?

A:

On the Record Date, the Insiders owned and were entitled to vote an aggregate of 1,938,500 Ordinary Shares, representing approximately 21.35% of the issued and outstanding Ordinary Shares, and plan to vote in favor of each of the MAA Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

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Q:	Does the Board recommend voting for the approval of the MAA Amendment Proposal, and, if presented, the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the MAA Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal.

Q:	What happens if I sell my Ordinary Shares or Public Units before the Extraordinary Meeting?

A:

The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your Ordinary Shares, including those shares held as a constituent part of Public Units and Private Units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your Ordinary Shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:	What if I do not want a Proposal to be approved?

A:

If you do not want a Proposal to be approved, you must vote against the Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Proposals. If the Extension Proposals are approved, and the MAA Amendment is implemented, then the funds will be withdrawn from the Trust Account and paid to the redeeming public shareholders in connection with the Extension Redemption Election.

Q;	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the MAA Amendment as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Ordinary Shares issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares.

Q:	What happens if one of the Extension Proposals is not approved?

A:

If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before February 18, 2026 (or up to May 18, 2026, if extended), the Company may (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Prescribed Timeline.

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Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and Ordinary Shares, if any, in connection with a shareholder vote to approve an amendment to the Current MAA. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event we wind up.

Q:	If the Extension Proposals are approved, what happens next?

A:

If the Extension Proposals are approved, the Company will have until February 18, 2026 to consummate its initial business combination, and the Company may, but are not obligated to, extend the period of time to consummate a business combination twelve times by an additional one-month each time, for a total of up to twelve months till February 18, 2027 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each New Monthly Extension.

In connection with the MAA Amendment Proposal, each public shareholder may have Extension Redemption Election, regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Extension Redemption Election will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders and its affiliates. However, pursuant to the Current MAA, the Company will not implement the Extension Proposals if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Proposals, after taking into account the Extension Redemption Election.

Q:	If I do not redeem my shares now, would I still be able to vote on a business combination and exercise my redemption rights with respect to such business combination?

A:

Yes. If you do not redeem your shares in connection with the MAA Amendment Proposal, and you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the MAA, as amended.

Q:	If I do not redeem my shares now, can I redeem later on other events?

A:

Yes. If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination, or if the Company has not completed a business combination within the Prescribed Timeline.

Q:	When and where will the Extraordinary Meeting be held?

A:

The Extraordinary Meeting will be held at 9:00 a.m. Eastern Time, on February 13, 2026, at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary Meeting in person and you are also encouraged to attend the Extraordinary Meeting virtually at your convenience.

Q:	How do I vote?

A:

If you are a holder of record of Company’s Ordinary Shares, including those shares held as a constituent part of our Public Units and Private Units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our Public Units and Private Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Extraordinary Meeting and vote at the Extraordinary Meeting, you must bring to the Extraordinary Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

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The approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposals.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non- routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	Who can vote at the Extraordinary Meeting?

A:

Only holders of record of the Company’s Ordinary Shares, including those shares held as a constituent part of our Public Units and Private Units, at the close of business on December 29, 2025, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of the Record Date, there were 9,080,000 issued and outstanding Ordinary Shares, including 6,900,000 public shares included in the Public Units, 1,725,000 Founder Shares, 213,500 Ordinary Shares included in the Private Units and 241,500 Representative Shares. The Insiders own approximately 21.35% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q:	What interests do the Company’s Insiders have in the approval of the Extension Proposals?

A:

Aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. For more details, see the sections of this proxy statement entitled “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders,” and “Beneficial Ownership of Securities.”

Q:	What if I object to the MAA Amendment Proposal, the Trust Amendment Proposal, and/or the Adjournment Proposal? Do I have appraisal rights?

A:	Shareholders do not have appraisal rights in connection with any of the MAA Amendment Proposal, the Trust Amendment Proposal, or, if presented, the Adjournment Proposal under Cayman Islands law.

Q:	How are the funds in the Trust Account currently being held?

A:

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations. The Company’s registration statement on Form S-1 in connection with the IPO (File No. 333-282758) was declared effective by the U.S. Securities and Exchange commission on November 14, 2024 and the Company completed its IPO on November 18, 2024. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. On May 9, 2025, HSPT entered into the Business Combination Agreement with PubCo, SL Bio, Merger Sub I and Merger Sub II in connection with the SL Bio Transactions.

22

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q:	How do I redeem my public shares?

A:

 If the MAA Amendment Proposal is approved or the MAA Amendment is implemented, each public shareholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination within the Prescribed Timeline.

23

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the MAA Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

(a) hold public shares or (b) hold public shares through Public Units and you elect to separate your units into the underlying public shares rights prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to 5:00 p.m. Eastern Time on February 11, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting ), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at VStock Transfer, LLC, 18 Lafayette Pl, Woodmere, NY 11598, Attn: Action Team (email: action@vstocktransfer.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to the scheduled vote at the Extraordinary Meeting. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the MAA Amendment.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the MAA Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately prior to the scheduled vote at the Extraordinary Meeting. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make a redemption withdrawal with respect to my public shares?” In the event that a public shareholder tenders shares and any of the Extension Proposals is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment. The transfer agent will hold the certificates of public shareholders that make the Extension Redemption Election until such shares are redeemed for cash or returned to such shareholders.

Q:	If I vote for or against the MAA Amendment Proposal or the Trust Amendment Proposal, can I request that my public shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the MAA Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your public shares, provided that the MAA Amendment is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I redeem my public shares?” above for further information on how to exercise redemption rights.

Q:	If I am a unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares and rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you (if applicable) so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

Q:	How do I make a redemption withdrawal with respect to my public shares?

A:

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any withdrawal redemption) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

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Before the scheduled vote at the Extraordinary Meeting, a public shareholder that desires to withdraw its Extension Redemption Election may effectuate a redemption withdrawal. In order to effectuate a redemption withdrawal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make an Extension Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Q:	What should I do in connection with my redemption request relating to the Business Combination Meeting scheduled to be held on February 12, 2026?

A:

If you previously elected to redeem your public shares in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposals are implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than the Extension Redemption Deadline for this Extraordinary Meeting. However, there is no assurance that we will hold the Extraordinary Meeting and implement the Extension Proposals. If we do not hold the Extraordinary Meeting and do not implement the Extension Proposals, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with this Extraordinary Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with this Extraordinary Meeting (and you did not previously submit such public shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold this Extraordinary Meeting and do not implement the Extension Proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary Meeting?

A:

The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Where do I find the voting results of the Extraordinary Meeting?

A:

We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

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If you are a public shareholder and you intend to seek redemption of your shares, you will need to deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m. Eastern Time on February 11, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

VStock Transfer, LLC

18 Lafayette Place, Woodmere,

New York 11598

Email: action@vstocktransfer.com

Attn: Action Team

You may also contact the Company at:

Horizon Space Acquisition II Corp.

1412 Broadway, 21st Floor, Suite 21V

New York, NY 10018

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

27

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on November 15, 2024, the Business Combination Proxy Statement filed with the SEC on January 13, 2026, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 27, 2025 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the MAA Amendment will enable us to complete an initial business combination.

Approving the MAA Amendment involves a number of risks. Even if the MAA Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated by February 18, 2026 (or up to February 18, 2027, if extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the MAA Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

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Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

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BACKGROUND

Overview

We are a blank check exempted company incorporated in the Cayman Islands on March 21, 2023 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location. We intend to utilize cash derived from the proceeds of the IPO, our securities, debt or a combination of cash, securities and debt, in effecting a business combination. We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates.

Initial Public Offering

On November 18, 2024, we consummated the IPO of 6,900,000 Public Units, which included 900,000 Public Units issued upon the full exercise of the underwriter’s over-allotment option. Each Public Unit consists of one Ordinary Share and one Right, each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of the initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $69.0 million.

On November 18, 2024, simultaneously with the consummation of the IPO, we completed the Private Placement of 213,500 Private Units to the Sponsor, at a purchase price of $10.00 per Private Unit, generating gross proceeds to us of $2,135,000.

The proceeds of $69,000,000 ($10.00 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in the Trust Account established for the benefit of HSPT’s public shareholders and the underwriter of the IPO with Wilmington Trust, National Association acting as trustee.

In connection with the IPO, the Company issued a total of 241,500 Ordinary Shares to Maxim Group LLC as Representative Shares.

On February 4, 2025, we announced that holders of the Company’s Public Units may elect to separately trade the Ordinary Shares and Rights included in its Public Units, commencing on or about February 5, 2025.

The Ordinary Shares and Rights are trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “HSPT” and “HSPTR,” respectively. Public Units not separated will continue to trade on Nasdaq under the symbol “HSPTU”. Holders of Public Units will need to have their brokers contact the Company’s transfer agent, VStock Transfer, LLC, in order to separate the holders’ Public Units into Ordinary Shares and Rights.

Waiver of Administrative Service Fee

On November 12, 2024, in connection with the IPO, the Company entered into an administrative service agreement with the Sponsor (the “Administrative Service Agreement”). Pursuant to the Administrative Service Agreement, the Company shall pay the Sponsor $10,000 per month (the “Administrative Service Fee”) from November 15, 2025, the date of the Company’s final prospectus for the IPO till the earlier of the consummation of an initial business combination or the Company’s liquidation. The Administrative Service Agreement provides that any unpaid amount of the Administrative Service Fee will accrue without interest and be due and payable no later than the date of the consummation of the Company’s initial business combination. On February 5, 2025, upon the approval of the Board and Audit Committee of the Company, the Company and the Sponsor agreed to waive full payment of the Administrative Service Fee from the start date for up to 12 months with the amount of $120,000.

Proposed SL Bio Transactions

On May 9, 2025, HSPT entered into the Business Combination Agreement with PubCo, Merger Sub I, Merger Sub II and SL Bio, pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo, and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo. Upon the consummation of the Business Combination, each of HSPT and SL Bio will become a subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of par value of $0.00001 each of PubCo. The consummation of the SL Bio Transactions is subject to the satisfaction or waiver of the closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of PubCo by Nasdaq.

The SL Bio Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting scheduled to be held on February 12, 2026. PubCo, SL Bio, together with the Company, has filed with the SEC the Business Combination Proxy Statement in connection with the proposed SL Bio Transactions, which was declared effective on January 13, 2026.

Extension of the Business Combination Timeline

On or about November 17, 2025, an aggregate of $690,000 was deposited into the Trust Account for the Company’s public shareholders (the “Extension Payment”) by Hsiao-Lan Wu, a third party to the Sponsor (the “Payee”), which enables the Company to extend the period of time it has to consummate its initial business combination by three months from November 18, 2025 to February 18, 2026. In connection with the Extension Payment, on November 18, 2025, the Company issued an unsecured promissory note of $690,000 to the Payee.

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Permission Required from the PRC Authorities for Our Listing and a Business Combination and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a PRC Target Company (Post-Business Combination)

As a blank check company incorporated for the purpose of effecting a business combination, we have significant ties to China. Mr. Mingyu (Michael) Li, our Chief Executive Officer and Chief Financial Officer, who is also the sole director of our sponsor, is located in China. Because of our significant ties to China, we may be a less attractive partner to a non-China-based target company and such perception may potentially limit or negatively impact our search for an initial business combination; or may therefore make it more likely for us to consummate a business combination with a company being based in or having the majority of the company’s operations in China (a “PRC Target Company”). If we complete a business combination with a PRC Target Company, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations following the business combination.

The Company is a blank check company incorporated in Cayman Islands rather than in China and currently the Company does not own or control any equity interest in any PRC company or operate any business in China. The CSRC currently has not issued any definitive rule or interpretation concerning whether offerings or listing on U.S. exchanges like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), and we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and seeking a target for the initial business combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”). As of the date of this proxy statement, we have not received any inquiry, notice, warning, sanction or any regulatory objection to our IPO or listing on Nasdaq from any relevant PRC authorities.

If we consummate a business combination with a PRC Target Company, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors either in connection with a business combination or post business combination. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to complete a business combination or continue listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to continue to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the PRC Target Company’s business or industry and oversea listing and share issuance.

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On February 17, 2023, the CSRC promulgated the Trial Measures, which took effect on March 31, 2023. The Trial Measures supersede the prior rules and clarified and emphasized several aspects, which include but are not limited to: (1) comprehensive determination of the “indirect overseas offering and listing by PRC domestic companies” in compliance with the principle of “substance over form” and particularly, an issuer will be required to go through the filing procedures under the Trial Measures if the following criteria are met at the same time: (a) 50% or more of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year comes from PRC domestic companies, and (b) the main parts of the issuer’s business activities are conducted in mainland China, or its main places of business are located in mainland China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in mainland China; (2) exemptions from immediate filing requirements for issuers that (a) have already been listed or registered but not yet listed in foreign securities markets, including U.S. markets, prior to the effective date of the Trial Measures, (b) are not required to re-perform the regulatory procedures with the relevant overseas regulatory authority or the overseas stock exchange, and (c) whose such overseas securities offering or listing shall be completed before September 30, 2023, provided however that such issuers shall carry out filing procedures as required if they conduct refinancing or are involved in other circumstances that require filing with the CSRC; (3) a negative list of types of issuers banned from listing or offering overseas, such as (a) issuers whose listing or offering overseas has been recognized by the State Council of the PRC as a possible threat to national security, (b) issuers whose affiliates have been recently convicted of bribery and corruption, (c) issuers under ongoing criminal investigations, and (d) issuers under major disputes regarding equity ownership; (4) issuers’ compliance with web security, data security, and other national security laws and regulations; (5) issuers’ filing and reporting obligations, such as the obligation to file with the CSRC after it submits an application for initial public offering to overseas regulators, and the obligation after offering or listing overseas to report to the CSRC material events including a change of control or voluntary or forced delisting of the issuer; and (6) the CSRC’s authority to fine both issuers and their shareholders between 1 and 10 million RMB for failure to comply with the Trial Measures, including failure to comply with filing obligations or committing fraud and misrepresentation.

We are a blank check company incorporated in Cayman Islands with no operation of our own except searching for a target for our initial business combination. Furthermore, we do not own or control any equity interest in any PRC company or operate any business in China, and during the fiscal year ended December 31, 2025, we did not have 50% or more of our operating revenue, total profit, total assets or net assets located or generated in China. Therefore, we do not consider ourselves a PRC domestic company conducting “indirect overseas offering and listing,” and be subject the filing procedures under the Trial Measures.

However, applicable laws, regulations, or interpretations of PRC may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Once we complete a business combination with a PRC Target Company, these authorities may impose fines and penalties upon our operations in China, limit our operating privileges in China, delay or restrict the repatriation of the proceeds from financing offering into China, or take other actions that could have a material adverse effect upon our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities. In addition, any changes in PRC law, regulations, or interpretations may severely affect our operations. The CSRC or other Chinese regulatory agencies may also take actions requiring us, or making it advisable for us, to be subject to other severe consequences, which would materially affect the interest of the investors. To that extent, we may not be able to conduct the process of searching for a potential target company in China. Any failure of us to fully comply with new regulatory requirements may significantly limit or completely hinder our ability to continue to offer the securities, causing significant disruption to our business operations, severely damage our reputation, materially and adversely affect our financial condition and results of operations and cause the securities to significantly decline in value or become worthless.

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Enforceability of Civil Liability

There are enforcement risks related to civil liabilities due to certain of our executive officers and directors being located outside the United States. Our Chairman and Chief Executive Officer, Mr. Mingyu (Michael) Li, who is also the sole director of our sponsor, is located in China, and our Chief Financial Officer, Ms. Min (Lydia) Zhai, and one of our independent directors, Ms. Tianchen Cai, are located in Singapore. Further, it is possible that after our initial business combination, a majority of our directors and officers will reside outside of the United States and all of our assets will be located outside of the United States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Recent PCAOB Developments

We are a blank check company incorporated in Cayman Islands with our office located in the United States. We have no operations or subsidiaries in China

Our auditor, Marcum Asia CPAs LLP, headquartered in New York City, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

Developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the enacted Holding Foreign Companies Accountable Act (the “HFCAA”) would restrict our ability to consummate a business combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for three consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China.

We may not be able to consummate a business combination with a favored target business due to these laws. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for three consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

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On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

On December 16, 2021, the PCAOB issued a Determination Report which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (i) mainland China, and (ii) Hong Kong. Our auditor, Marcum Asia CPAs LLP, headquartered in New York City, is an independent registered public accounting firm registered with the PCAOB and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in this report as a firm subject to the PCAOB’s determination.

On August 26, 2022, the CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied with. According to the PCAOB, its December 2021 determinations under the HFCAA remain in effect. The PCAOB is required to reassess these determinations by the end of 2022. Under the PCAOB’s rules, a reassessment of a determination under the HFCAA may result in the PCAOB reaffirming, modifying or vacating the determination.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Additionally, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

On December 29, 2022, a legislation entitled “Consolidated Appropriations Act, 2023” (the “Consolidated Appropriations Act”), was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the Holding Foreign Companies Accountable Act from three years to two.

However, in the event that we complete a business combination with a PRC Target Company and PCAOB is not able to fully conduct inspections of the post-combination entity’s auditor’s work papers in mainland China or Hong Kong, it could cause us to fail to be in compliance with U.S. securities laws and regulations, we could cease to be listed on a U.S. securities exchange, and U.S. trading of our shares could be prohibited under the HFCAA. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a PRC Target Company, our access to the U.S. capital markets and the price of our shares.

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Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a business combination with certain China-based businesses.

U.S. Foreign Investment Regulations

Mr. Mingyu (Michael) Li, our Chief Executive Officer, Chief Financial Officer and Chairman, is the sole director of our sponsor and as such is deemed to have sole voting and investment discretion with respect to our shares held by our sponsor. Mr. Li is not a U.S. person, and as of the date of this proxy statement, our sponsor owns approximately 18.2% of our issued and outstanding shares. Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries — including aviation, defense, semiconductors, telecommunications and biotechnology — are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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Extraordinary General Meeting of Shareholders

This proxy statement is being provided to HSPT shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary Meeting to be held on February 13, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about February 3, 2026 to all shareholders of record of the Company as of the close of business on December 29, 2025, the Record Date for the Extraordinary Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary Meeting.

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 9:00 a.m. Eastern Time, on February 13, 2026. For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Current MAA, in accordance with the form set forth in Annex A to the accompanying proxy statement, to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the Public Units by February 18, 2026, and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by a New Monthly Extension, for a total of up to twelve months to February 18, 2027, without the need for any further approval of the Company’s shareholders. The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by special resolution, an amendment of the Trust Agreement, substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association, to reflect the MAA Amendment; and

3.

Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Each of the MAA Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. If the MAA Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary Meeting, the Adjournment Proposal will not be presented.

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Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our Ordinary Shares, including as a constituent part of our Public Units and Private Units, at the close of business on December 29, 2025, the Record Date for the Extraordinary Meeting. You will have one vote per share for each Ordinary Share you owned at that time. Our Rights do not carry voting rights.

As of the Record Date, there were 9,080,000 issued and outstanding Ordinary Shares, including 6,900,000 public shares included in the Public Units, 1,725,000 Founder Shares, 213,500 Ordinary Shares included in the Private Units and 241,500 Representative Shares.

Votes Required

Approval of each of the MAA Amendment Proposal and the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.

If you do not want any of the MAA Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against the Extension Proposals. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

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If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Mingyu (Michael) Li, our Chief Executive Officer, Chief Financial Officer, Chairman of the Board and director, to act as your proxy at the Extraordinary Meeting. Your proxy will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).

A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

We believe that all of the proposals to be voted on at the Extraordinary Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Extraordinary Meeting without your instruction. Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary Meeting.

Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.

Revocability of Proxies

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person at the Extraordinary Meeting (including virtually). Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

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Attendance at the Extraordinary Meeting

Only holders of Ordinary Shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker to the Extraordinary Meeting, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company has agreed to pay Advantage Proxy, Inc. a fee of $12,500 plus associated disbursements. The Company will also reimburse Advantage Proxy, Inc. for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding Ordinary Shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Redemption Rights

In connection with the MAA Amendment Proposal, public shareholders may elect to redeem all or a portion of their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they have made the Business Combination Redemption Election previously, or in connection with the consummation of a future business combination assuming that SL Bio Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination,  or if the Company has not completed a business combination within the Prescribed Timeline.

If you previously elected to redeem your public shares in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposals are implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than the Extension Redemption Deadline for this Extraordinary Meeting. However, there is no assurance that we will hold the Extraordinary Meeting and implement the Extension Proposals. If we do not hold the Extraordinary Meeting and do not implement the Extension Proposals, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with this Extraordinary Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with this Extraordinary Meeting (and you did not previously submit such public shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold this Extraordinary Meeting and do not implement the Extension Proposals.

For further details about the interactions between the Business Combination Redemption Election and the Extension Redemption Election, see the section titled “Questions And Answers About The Extraordinary Meeting — What should I do in connection with my redemption request relating to the Business Combination Meeting scheduled to be held on February 12, 2026?” of this proxy statement.

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Act (As Revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting of Shareholders and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the Ordinary Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices

Our principal executive offices are located at 1412 Broadway, 21st Floor, Suite 21V, New York, NY 10018. Our telephone number at such address is (646) 257-5537.

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PROPOSAL NO. 1 — THE MAA AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Current MAA to allow that, if the Company is not able to complete its initial business combination by February 18, 2026, the Company may extend the period for up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027, provided that the Sponsor and/or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each New Monthly Extension.

On the Record Date, the redemption price per share was approximately $10.53 (which is expected to be the same approximate amount immediately prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $72,695,725.56 as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Ordinary Shares on Nasdaq on the Record Date was $10.55. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.02 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the MAA Amendment Proposal

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

We are a blank check company incorporated in the Cayman Islands on March 21, 2023 as an exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO on November 18, 2024, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

Proposed SL Bio Transactions

On May 9, 2025, HSPT entered into the Business Combination Agreement with PubCo, Merger Sub I, Merger Sub II and SL Bio, pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo, and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo. Upon the consummation of the Business Combination, each of HSPT and SL Bio will become a subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of par value of $0.00001 each of PubCo.

The SL Bio Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting scheduled to be held on February 12, 2026. PubCo, SL Bio, together with the Company, has filed with the SEC the Business Combination Proxy Statement in connection with the proposed SL Bio Transactions, which was declared effective on January 13, 2026. The consummation of the SL Bio Transactions is subject to the satisfaction or waiver of the closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of PubCo by Nasdaq.

Pursuant to the Company’s Current MAA, the Company currently has until February 18, 2026 (or up to May 18, 2026, if fully extended) to complete the SL Bio Transactions. For more information regarding the Business Combination Agreement and the SL Bio Transactions, see the section of this proxy statement titled “Background — Proposed SL Bio Transactions.”

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As of the date hereto, an aggregate of $690,000 in Extension Fees had been deposited into the Trust Account. The Company issued an unsecured promissory note (the “Note”) in the total principal amount of $690,000 to evidence the payment of Extension Fees.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The Payee has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units of the Company, each consisting of one ordinary share, par value $0.0001 per share, and one right to receive one-tenth (1/10) of one ordinary share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333-282758), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of units to be received by the Payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Payee by (y) $10.00.

Company currently has until February 18, 2026 (or up to May 18, 2026, if fully extended) to complete its initial business combination. The Board is not certain whether there will be sufficient time before February 18, 2026 for the Company to complete the SL Bio Transactions or other alternative business combination if the SL Bio Transactions are not completed. Given the Company’s expenditure of time, effort and money on identifying the target business and completing the SL Bio Transactions, and in order to best use the working capital available to the Company, the Board has determined that if the Company is not reasonably expected to consummate the SL Bio Transaction by February 18, 2026, it is in the best interests of the Company’s shareholders to approve the MAA Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until February 18, 2026 to consummate its initial business combination, and the Company may, but are not obligated to, extend the period of time to consummate a business combination twelve times by an additional month each time, for a total of up to twelve months till February 18, 2027 to complete a business combination, provided that the Sponsor and/or its designee must deposit into the Trust Account the New Extension Fee per month in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each New Monthly Extension.

After careful consideration of all relevant factors, the Board has determined that the MAA Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the MAA Amendment Proposal.

Consequences If the MAA Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to MAA Amendment. The Board will not implement the MAA Amendment unless our shareholders approve each of the Extension Proposals.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the MAA Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the MAA Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the MAA Amendment Proposal.

Notwithstanding the foregoing, if (i) the MAA Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before February 18, 2026 (or up to May 18, 2026, if extended), the Company may: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

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The Insiders have waived their rights to participate in any liquidation distribution with respect to any Ordinary Shares owned or to be owned by them. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event any of the Extension Proposals is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the MAA Amendment Proposal Is Approved

If the Extension Proposals are approved, the Company will file the amendment to the Current MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination. The Company will have until February 18, 2026 to consummate its initial business combination, and the Company may, may, but are not obligated to, extend the period of time to consummate its initial business combination up to twelve times, each by an additional month (up to a total of twelve months to February 18, 2027), subject to the Sponsor and/or its designee depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. However, pursuant to the Current MAA, the Company will not implement the MAA Amendment Proposal if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the MAA Amendment Proposal, after taking into account the Extension Redemption Election.

You are not being asked to vote on a business combination at this time. Instead, as disclosed by the Company in the Business Combination Proxy Statement, you will be asked to vote on the SL Bio Transactions at the Business Combination Meeting scheduled to be held on February 12, 2026. For more information in connection with your voting and redemption rights relating to the Business Combination Meeting, please refer to the Business Combination Proxy Statement.

If the MAA Amendment is implemented and you do not elect to redeem your public shares in connection with the MAA Amendment Proposal, or you elect to redeem your public shares but withdraw such Extension Redemption Election, subject to the Board’s determination to permit such withdrawal, assuming the SL Bio Transactions are not consummated and they are terminated, you will retain the right to vote on a business combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated its business combination within the Prescribed Timeline.

If the Extension Proposals are approved and the MAA Amendment is implemented, the removal of the funds from the Trust Account in connection with the Extension Redemption Election will reduce the amount held in the Trust Account following the Extension Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Proposals are approved. On the Record Date, the redemption price per share was approximately $10.53 (which is expected to be the same approximate amount immediately prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $72,695,725.56 as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

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Redemption Rights

In connection with the MAA Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Public shareholders who hold public shares on or before the Extraordinary Meeting may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and regardless of whether they hold public shares on the Record Date.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

If the Extension Proposals are approved and the Company expects that it will not be able to complete a business combination by February 18, 2026, it may, but are not obligated to, extend the period of time to consummate a business combination twelve times by an additional month each time, for a total of up to twelve months till February 18, 2027 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each New Monthly Extension.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST OR YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 11, 2026 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

a) hold public shares or (b) hold public shares through Public Units and you elect to separate your units into the underlying public shares and rights prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to 5:00 p.m. Eastern Time on February 11, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to VStock Transfer, LLC, the Company’s transfer agent, at VStock Transfer, LLC, 18 Lafayette Pl, Woodmere, NY 11598, Attn: Action Team (email: action@vstocktransfer.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and regardless of whether they hold public shares on the Record Date.

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If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to the scheduled vote at the Extraordinary Meeting. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the MAA Amendment.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered in accordance with these procedures prior to the Extension Redemption Deadline will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and any of the Extension Proposals is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment. The transfer agent will hold the certificates of public shareholders that make the Extension Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of December 29, 2025, the Record Date, this would amount to approximately $10.53 per public share. The closing price of the public shares on Nasdaq on December 29, 2025, the Record Date, was $10.55. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

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If you exercise your redemption rights, you will be exchanging your Company’s Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to the scheduled vote at the Extraordinary Meeting. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment.

Redemption Withdrawal Procedures

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Withdrawal Deadline”). If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Any corrected or changed written exercise of redemption rights in connection with the Extension Redemption Election must be received by the transfer agent prior to the deadline for exercising redemption requests in connection with the Extension Redemption Election and, thereafter, prior to the Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the Extension Redemption Deadline.

TO MAKE A REDEPTION WITHDRAWAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Interactions Between the Business Combination Redemption Request and the Redemption Request under This Extraordinary Meeting

If you previously elected to redeem your public shares in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposals are implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than the Extension Redemption Deadline for this Extraordinary Meeting. However, there is no assurance that we will hold the Extraordinary Meeting and implement the Extension Proposals. If we do not hold the Extraordinary Meeting and do not implement the Extension Proposals, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with this Extraordinary Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with this Extraordinary Meeting (and you did not previously submit such public shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold this Extraordinary Meeting and do not implement the Extension Proposals.

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Interests of the Insiders

When you consider the recommendation of the Board, HSPT’s shareholders should be aware that aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the MAA Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. the Company’s shareholders should take the following interests into account when deciding whether to approve the MAA Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal:

•

the fact that the Insiders, including the Sponsor, HSPT’s officers and directors, have agreed, as part of the IPO, and without any separate consideration provided by HSPT for such agreement, not to redeem any Ordinary Shares in connection with a shareholder vote to amend the Current MAA;

•

the beneficial ownership by the Sponsor of an aggregate of 1,655,000 Founder Shares and 213,500 HSPT Private Units, which would become worthless if HSPT does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. The Sponsor paid an aggregate of approximately $23,985, or $0.0145 per share, for the Founders Shares and $2,135,000, or $10.00 per unit, for the Private Units. Such Ordinary Shares held by the Sponsor have an aggregate market value of approximately $19,712,675, based on the closing price of the Ordinary Shares on the Record Date, resulting in a theoretical gain of approximately $17,436,252.50 (or $10.5355 per share) for the Founder Shares and approximately $117,425.00 (or $0.55 per share) for the Private Shares;

•

the fact that Min (Lydia) Zhai, HSPT’s Chief Financial Officer, holds 10,000 Founder Shares, and each of James Jiayuan Tong, Qian (Hebe) Xu, and Tianchen Cai, independent directors of HSPT, holds 20,000 Founder Shares, which would become worthless if HSPT does not complete a business combination within the applicable time period, as these directors and officers have waived any right to redemption with respect to these shares. Each of the said directors and officers of HSPT paid approximately $0.0145 per share for their Founder Shares. Such Ordinary Shares held by the foregoing persons have an aggregate market value of approximately $738,500.00, based on the closing price of the Ordinary Shares on the Record Date, resulting in a theoretical gain of approximately $737,485.00 (or $10.5355 per share);

•

in order to finance transaction costs in connection with an intended initial business combination, the Sponsor, affiliates of the Sponsor, HSPT’s directors and officers, may, but are not obligated to, loan HSPT funds as may be required. Additionally, pursuant to the Current MAA, if we extend the time available to us to complete our business combination, our Sponsor, their affiliates or designee may deposit $690,000 to extend the time for us to complete our business combination from February 18, 2026 to May 18, 2026. The Sponsor has the right, but not the obligation, to convert the promissory notes, in whole or in part, respectively, into the shares of PubCo’s ordinary shares. If the Sponsor does not convert the promissory notes into shares of PubCo’s ordinary shares upon the Second Closing, the promissory notes will become intercompany notes between PubCo and the Sponsor upon the Second Closing. HSPT or PubCo has the obligation to pay to the Sponsor the funds amounting to the principal amount of the promissory notes if the Business Combination is terminated pursuant to the Business Combination Agreement. HSPT or PubCo may use a portion of the working capital held outside the Trust Account to repay such funds amounting to the principal amount of the promissory notes but no proceeds from the Trust Account would be used to repay such loaned amounts. Assuming the Extension Proposals are not approved, in the event that HSPT fails to complete a business combination by May 18, 2026, it is uncertain if HSPT has sufficient working capital held outside the Trust Account to fully repay the promissory notes;

•

the Insiders, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate the Transactions, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment. As of the date hereof, the Insiders and their respective affiliates had not incurred any reimbursable out-of-pocket expenses; and

•

the fact that the Insiders may be incentivized to complete a business combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Insiders would lose their entire investment. As a result, the Insiders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of a business combination.

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U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Extension Proposals and (ii) whose public shares are redeemed for cash if the Extension Proposals are approved and the MAA Amendment is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). This discussion is based on provisions of the Internal Revenue Code (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	our Sponsor, founders, officers or directors;
•	banks and other financial institutions;
•	mutual funds;
•	insurance companies;
•	brokers or dealers in securities, currencies or commodities;
•	dealers or traders in securities subject to a mark-to-market method of accounting;
•	regulated investment companies and real estate investment trusts;
•	retirement plans, individual retirement accounts and other deferred accounts;
•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;
•	persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;
•	U.S. holders whose functional currency is not the U.S. dollar;
•

Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;
•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;
•	persons subject to any alternative minimum tax;
•	persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	holders owning or treated as owning 5% or more of our public shares (by vote or value);
•	grantor trusts; and
•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

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This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder that does not elect to redeem its public shares if the Extension Proposals are approved and the MAA Amendment is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposals.

Tax Treatment of Redeeming Shareholders

Subject to the PFIC rules discussed below, in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under “Proposal No. 1 — The MAA Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

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In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in other shares constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

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Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the public shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to our public shares may suspend the running of the applicable holding period for this purpose.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.

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Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year. No assurances can be made with respect to our status as a PFIC for the current taxable year or any future taxable year.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held public shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our public shares and the U.S. holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its public shares (which may include gain realized by reason of transfer of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the public shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the public shares).

Under these rules:

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the public shares;
•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

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In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our public shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.

Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. holder may avoid the adverse PFIC tax consequences discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the public shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the Ordinary Shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.

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If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information.

U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our public shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).

Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

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Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

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Required Vote

Approval of the MAA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the MAA Amendment Proposal. As of the Record Date, the Insiders owned and were entitled to vote an aggregate of 1,938,500 Ordinary Shares, representing approximately 21.35% of the issued and outstanding Ordinary Shares.

In addition, subject to Rule 14e-5, during the period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the Insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by the Insiders may be voted in favor of the MAA Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

The Board has unanimously approved the MAA Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the MAA Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MAA AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On November 18, 2024, we consummated the IPO of 6,900,000 Public Units to our public shareholders and the Private Placement of 213,500 Private Units to the Sponsor. As a result, an aggregate amount of gross proceeds of $69,000,000 was placed in the Trust Account, with Wilmington acting as trustee. As of the Record Date, the assets held in the Trust Account was approximately $73,295,725.56.

The Trust Agreement currently provides that Wilmington shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within Prescribed Timeline specified in the Current MAA, and, the Company’s insiders may make deposit of $690,000 into the Trust Account for each three-month extension, up to two times, as applicable. As of the date of this proxy statement, the Company currently has until February 18, 2026 to complete its business combination, and a total of $690,000 of Extension Fees had been deposited into the Trust Account.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to allow the Company more time and flexibility to extend the Prescribed Timeline for twelve times, each by a New Monthly Extension, for a total of up to twelve months to February 18, 2027, provided that the Sponsor or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each New Monthly Extension.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to MAA Amendment. The Board will not implement the MAA Amendment unless our shareholders approve each of the Extension Proposals.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, HSPT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed with the Prescribed Timeline, then as contemplated by and in accordance with the Trust Agreement, Wilmington shall commence liquidation of the Trust Account only and promptly commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Current MAA.

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Vote Required for Approval

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be considered present for the purposes of establishing a quorum but will have no effect on the outcome of the Trust Amendment Proposal.

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders.”

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PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders.”

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date of the Extraordinary Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

The beneficial ownership of our Ordinary Shares is based on an aggregate of 9,080,000 Ordinary Shares issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares

Mingyu (Michael) Li	1,655,000	18.2%
Min (Lydia) Zhai	10,000	*
James Jiayuan Tong	20,000	*
Qian (Hebe) Xu	20,000	*
Tianchen Cai	20,000	*
All executive officers and directors as a group (5 individuals)	1,725,000	19.0%
5% Holders
Horizon Space Acquisition II Sponsor Corp.(2)	1,655,000	18.2%
ATW SPAC Management LLC(3)	835,000	9.2%
W. R. Berkley Corporation(4)	674,346	7.4%
Mizuho Financial Group, Inc.(5)	629,000	6.9%
Wolverine Asset Management LLC(6)	622,655	6.9%
Bank of Montreal(7)	525,000	5.8%
Polar Asset Management Partners Inc.(8)	525,000	5.8%
Barclays PLC(9)	467,538	5.1%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Horizon Space Acquisition II Corp., 1412 Broadway, 21st Floor, Suite 21V, New York, NY 10018.

(2)

Mingyu (Michael) Li is the sole director of Horizon Space Acquisition II Sponsor Corp., our sponsor. Mingyu (Michael) Li beneficially owns 50% issued and outstanding shares of the sponsor. Ms. Chen Ying-Chun, a Taiwan resident, holds 50% issued and outstanding shares of the sponsor. In accordance with the governing documents of the sponsor, Mr. Mingyu (Michael) Li is the sole director of the sponsor and deemed to have the voting and dispositive rights over the securities of us held by the sponsor.

(3)

According to a Schedule 13G filed on February 14, 2025 jointly by ATW SPAC Management LLC Kerry Propper, and Antonio Ruiz-Gimenez, whose principal business address is 1 Pennsylvania Plaza, 48th Floor, New York, New York 10119. The Ordinary Shares are held by (i) one or more private funds managed by ATW SPAC Management LLC, a registered investment adviser, which has been delegated exclusive authority to vote and/or direct the disposition of certain of such Ordinary Shares, and (ii) a private fund, SZOP Multistrat LP, which is managed by an affiliate of ATW SPAC Management LLC. Antonio Ruiz-Gimenez and Kerry Propper are managing members of ATW SPAC Management LLC and its affiliate.

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(4)	According to a Schedule 13G filed on August 8, 2025 jointly by W. R. Berkley Corporation and Berkley Insurance Company, whose principal business address is 475 Steamboat Road, Greenwich, CT 06830.

(5)	According to a Schedule 13G filed on August 13, 2025 by Mizuho Financial Group, Inc., whose principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(6)

According to a Schedule 13G filed on May 1, 2025 jointly by Wolverine Asset Management LLC (“WAM”), Wolverine Trading Partners, Inc. (“WTP”), Wolverine Holdings, L.P. (“Wolverine Holdings”), Christopher L. Gust, and Robert R. Bellick, whose principal business address is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604. The sole member and manager of WAM is Wolverine Holdings. Robert R. Bellick and Christopher L. Gust may be deemed to control WTP, the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 622,655 of our Ordinary Shares.

(7)

According to a Schedule 13G filed on July 31, 2025 jointly by Bank of Montreal, BANK OF MONTREAL HOLDING INC., and BMO NESBITT BURNS INC., whose principal business address is 1 First Canadian Place, Toronto, Ontario, Canada M5X1A1.

(8)	According to a Schedule 13G filed on May 15, 2025 by Polar Asset Management Partners Inc., whose principal business address is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(9)	According to a Schedule 13G filed on May 13, 2025 by Barclays PLC, whose principal business address is 1 Churchill Place, London - E14 5HP.

HOUSEHOLDING INFORMATION

Unless HSPT has received contrary instructions, HSPT may send a single copy of this proxy statement to any household at which two or more shareholders reside if HSPT believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce HSPT’s expenses. However, if shareholders prefer to receive multiple sets of HSPT’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of HSPT’s disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., HSPT’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

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Where You Can Find More Information

HSPT files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on HSPT at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary Meeting, you should contact the Company in writing at 1412 Broadway, 21st Floor, Suite 21V, New York, NY 10018.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary Meeting, or no later than February 6, 2026.

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Annex A

Special Resolution of the Shareholders of the Company - MAA Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of Horizon Space Acquisition II Corp. be amended by deleting Articles 48.7 and 48.8 in their entirety and replacing them with the following:

"48.7 Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by February 18, 2026, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by February 18, 2026, the Company may, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to twelve times, each by an additional  month (for a total of up to twelve months until February 18, 2027) to complete a Business Combination, subject to the Sponsor or its designees depositing additional funds into the Trust Account for each one month period in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the prospectus relating to the IPO. In the event that the Company does not consummate a Business Combination by February 18, 2026, or (in the case of up to twelve valid extensions of an additional twelve month) February 18, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

48.8 In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by February 18, 2026 (or, if such period of time to consummate a Business Combination is extended as described in Article 48.7, up to February 18, 2027), or such later time as the Members may approve in accordance with the Articles; or

(b)

with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation."

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Annex B

TRUST AMENDMENT

[__], 2026

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2026, by and between Horizon Space Acquisition II Corp., a Cayman Islands company (the “Company”), and Wilmington Trust, National Association (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated November 14, 2024, by and between the parties hereto (as the same may be amended, restated or supplemented, the “Trust Agreement”).

WHEREAS, Pursuant to Section 1(i) of the Trust Agreement, the Trustee agrees to commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by November 18, 2024 (12 months after the closing of the IPO) or, in the event that the Company extended the time to complete the Business Combination for two times, each for a three-month extension for a total of up to six months to May 18, 2026 (18 months after the closing of the IPO) but has not completed the Business Combination within the applicable time period;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted without (x) the approval of at least two-thirds of the shareholders of the Company who attend and vote at a general meeting of the Company, or (y) the approval by unanimous written resolutions of all shareholders of the Company;

WHEREAS, the Company further obtained the approval of at least two-thirds of the shareholders of the Company who attend and vote at a general meeting of the Company;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay liquidation expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) February 18, 2026, or February 18, 2027 if the Company extends the time to complete its initial Business Combination, and (2) such a later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of associations (the “Memorandum and Articles”); provided, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay liquidation expenses) shall be distributed to the Public Shareholders of record as of such date; provided, further, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;”

2.	Miscellaneous Provisions.

2.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

HORIZON SPACE ACQUISITION II CORP.

By:
Name:	Mingyu (Michael) Li
Title:	Director and Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

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HORIZON SPACE ACQUISITION II CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD ON FEBRUARY 13, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof hereby acknowledges receipt of the notice and Proxy Statement, dated February 3, 2026, in connection with the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time, the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Mingyu (Michael) Li the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Horizon Space Acquisition II Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF

PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — MAA Amendment Proposal — A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association, in accordance with the form set forth in Annex A to the accompanying proxy statement (the “MAA Amendment”), to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024, by February 18, 2026, and if the Company does not consummate a business combination by February 18, 2026, may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027, without the need for any further approval of the Company’s shareholders.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal — A proposal to approve by special resolution, an amendment of the Investment Management Trust Agreement, dated November 14, 2024, as further amended, substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association, to reflect the MAA Amendment.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 — Adjournment Proposal —A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve other Proposals or if we determine that additional time is necessary to effectuate the MAA Amendment.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES    ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

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Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSFER, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE MAA AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL. THE DIRECTOR RE-ELECTION PROPOSAL AND THE AUDITOR APPOINTMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

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